Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

NABORS INDUSTRIES LTD.

AND

NABORS RED LION LIMITED

Dated as of March 24, 2015

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 24, 2015, by and between Nabors Industries Ltd., a Bermuda exempted company (“Navy”), and Nabors Red Lion Limited, a Bermuda exempted company (which will be renamed “C&J Energy Services Ltd.” at the Effective Time (as defined in the Merger Agreement (as defined below)), including any of its successors by merger, acquisition, reorganization, conversion or otherwise, the “Company”).

WITNESSETH:

WHEREAS, Navy, the Company, C&J Energy Services, Inc. a Delaware corporation (“Penny”), Nabors CJ Merger Co., a Delaware corporation, and CJ Holding Co., a Delaware corporation, are parties to an Agreement and Plan of Merger, dated as of June 25, 2014, as amended from time to time (the “Merger Agreement”);

WHEREAS, concurrently with the execution of the Merger Agreement, Navy and the Company entered into a Separation Agreement, dated as of June 25, 2014, as amended from time to time (the “Separation Agreement”), pursuant to which, inter alia, the Company will issue Company Shares (as defined below) to Navy; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, and pursuant to the terms of the Merger Agreement, the parties desire to enter into this Agreement in order to provide for certain registration rights as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.01                                      Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” means public disclosure of material, non-public information that, in the good faith judgment of the Board, after consultation with outside counsel to the Company, (i) would be required to be made in any Registration Statement or report filed with the SEC by the Company so that such Registration Statement or report would not be materially misleading and would not be required to be made at such time but for the filing of such Registration Statement or report; and (ii) the Company has a business purpose for not disclosing such information publicly.

“Affiliate” has the meaning specified in Rule 12b-2 under the Exchange Act; provided, that no security holder of the Company shall be deemed an Affiliate of any other security holder of the Company solely by reason of an investment in the Company.  The term “Affiliated” has a correlative meaning.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 by a WKSI pursuant to General Instruction I.D. or I.C. (or other successor or appropriate instruction) of such form.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks located in New York, New York are required or authorized by law or executive order to be closed.

“Company” has the meaning set forth in the preamble.

“Company Public Sale” has the meaning set forth in Section 2.02(a).

“Company Shares” means the common shares of the Company, par value $0.01 per share, any securities into which such shares shall have been changed or converted, any securities distributed in respect of such shares, or any securities resulting from any reclassification, recapitalization, exchange or similar transactions with respect to such shares.

“Covered Company Shares” means the Company Shares issued to Navy or any of its Affiliates pursuant to the Separation Agreement, but only to the extent such Company Shares are held by Navy or its Affiliates.

“Determination Date” has the meaning set forth in Section 2.01(a)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1” means a registration statement on Form S-1 under the Securities Act, or any comparable or successor form or forms thereto.

“Form S-3” means a registration statement on Form S-3 under the Securities Act, or any comparable or successor form or forms thereto.

“Holder” means (i) any holder of Registrable Securities or (ii) any Person that is entitled to acquire Registrable Securities, in each case that is a party hereto or that succeeds to rights hereunder pursuant to Section 3.06.

“Included Registrable Securities” has the meaning set forth in Section 2.02(a).

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Lock-up Period Expiration Date” means the date that is the six month anniversary of the Effective Time (as defined in the Merger Agreement).

“Loss” or “Losses” has the meaning set forth in Section 2.07(a).

“Managing Underwriter” has the meaning set forth in Section 2.01(a)(i).

“Marketed Underwritten Offering” means any Underwritten Offering (including a Marketed Underwritten Shelf Take-Down, but, for the avoidance of doubt, not including any Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down) that involves a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters over a period of at least 48 hours.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2.01(c)(ii).

“Marketed Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2.01(c)(ii).

“Merger Agreement” has the meaning set forth in the recitals.

“Navy” has the meaning set forth in the preamble.

“Other Holders” has the meaning set forth in Section 2.02(b).

“Parity Holders” has the meaning set forth in Section 2.02(b).

“Participating Holder” means, with respect to any Registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Penny” has the meaning set forth in the recitals.

“Permitted Assignee” has the meaning set forth in Section 3.06.

“Person” means any individual, partnership, corporation, company, association, limited liability company, unincorporated organization, trust or joint venture, or a government, governmental agency or political subdivision thereof or any other entity.

“Piggyback Notice” has the meaning set forth in Section 2.02(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means any Covered Company Shares and any securities that may be issued or distributed or be issuable or distributable in respect of, or in substitution for, any Covered Company Shares by way of conversion, exercise, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case whether now owned or hereinafter acquired; provided that any such Registrable Securities shall cease to be Registrable Securities to the extent (i) a Registration Statement with respect to the sale of such security has been declared effective under the Securities Act and such security has been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such security has been sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) such security ceases to be outstanding.

“Registration” means a registration with the SEC of the Company’s securities for offer and sale to the public under a Registration Statement.  The terms “register” and “registered” shall have a correlative meaning.

“Registration Expenses” has the meaning set forth in Section 2.06.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement; provided that any reference to a “Registration Statement” without reference to a time includes such Registration Statement as amended by any post-effective amendments as of the time of first contract of sale for the Registrable Securities.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Separation Agreement” has the meaning set forth in the recitals.

“Shelf Holder” means a Holder who is selling Registrable Securities pursuant to a Shelf Registration Statement.

“Shelf Period” has the meaning set forth in Section 2.01(a)(i).

“Shelf Registration Statement” means a Registration Statement of the Company filed with the SEC on either (i) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (ii) if the Company is not permitted to file a Registration Statement on Form

S-3, an evergreen Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) under the Securities Act covering all or any portion of the Registrable Securities, as applicable. For the avoidance of doubt, references to “Shelf Registration Statement” shall include any Registration Statement filed pursuant to Section 2.01(a) hereof.

“Shelf Take-Down” has the meaning set forth in Section 2.01(c)(i).

“Subsidiary” means, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated (or has the right to be allocated, through membership interests, partnership interests or otherwise) a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Underwritten Offering” means an offering in which securities of the Company are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

“Underwritten Shelf Take-Down Request” has the meaning set forth in Section 2.01(c)(ii).

“WKSI” means a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 or Form F-3 under the Securities Act.

SECTION 1.02              Other Interpretive Provisions.  In this Agreement, except as otherwise provided:

(i)                                     A reference to an Article or Section is a reference to an Article or Section of this Agreement, and references to this Agreement include any recital in this Agreement.

(ii)                                  Headings and the table of contents are inserted for convenience only and shall not affect the construction or interpretation of this Agreement.

(iii)                               Unless the context otherwise requires, words importing the singular include the plural and vice versa, words importing the masculine include the feminine and vice versa, and words importing persons include corporations, associations, partnerships, joint ventures and limited liability companies and vice versa.

(iv)                              Unless the context otherwise requires, the words “hereof” and “herein,” and words of similar meaning refer to this Agreement as a whole and not to any particular Article, Section or clause.  The words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”

(v)                                 A reference to any legislation or to any provision of any legislation shall include any successor legislation and any amendment, modification or re-enactment thereof and any legislative provision substituted therefor.

(vi)                              All determinations to be made by any party hereunder may be made by such party in its sole discretion, and such party may determine, in its sole discretion, whether or not to take actions that are permitted, but not required, by this Agreement to be taken by such party, including the giving of consents required hereunder.

(b)                                 The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intention or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

ARTICLE II.

REGISTRATION RIGHTS

SECTION 2.01                                      Shelf Registration Filing.

(i)                                     The Company shall prepare and file as promptly as practicable after the Effective Date under the Merger Agreement, but in no event later than (a) 120 days after the Effective Date if the Company is (1) required to use Form S-1 or (2) is not a WKSI, or (b) 180 days after the Effective Date if the Company is permitted to use Form S-3 and is a WKSI, a Registration Statement under the Securities Act to permit the public resale of the Covered Company Shares from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force) with respect to all Covered Company Shares (the “Shelf Registration Statement”). The Shelf Registration Statement filed pursuant to this Section 2.01(a) shall be on Form S-3 if the Company is eligible to use Form S-3 or Form S-1 if the Company is not eligible to use Form S-3; provided, however, that if a Prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Shelf Registration Statement and the managing underwriter of such Underwritten Offering (the “Managing Underwriter”) at any time shall notify Navy in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such Prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its reasonable best efforts to include such information in such a Prospectus supplement.  To the extent, in accordance with the previous sentence, the Company files a Shelf Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert such Form S-1 to a Shelf Registration Statement on Form S-3 as soon as practicable after the Company is eligible to use Form S-3, and, if at the time of such filing the Company is a WKSI, the Form S-3 shall be filed as an Automatic Shelf Registration Statement. Subject to Section 2.01(b), the Company will use reasonable best efforts to cause the initial Shelf Registration Statement filed pursuant to this Section 2.01(a) to become effective prior to the Lock-up Period Expiration Date and to cause a Shelf Registration Statement covering the Registrable Securities to be continuously effective under the Securities Act from and after the date the initial Shelf Registration Statement is declared or becomes effective until the date on which there are no longer any Registrable Securities outstanding (the “Shelf Period”).  Subject to Section 2.01(b), the Company shall be deemed not to have used reasonable best efforts to keep a Shelf Registration Statement effective during the Shelf Period if the Company intentionally takes any action or omits to take any action that would result in Holders of the Registrable Securities covered thereby not being able to offer and sell any Registrable Securities pursuant to such Shelf Registration Statement during the Shelf Period, unless such action or omission is required by applicable law. Each Shelf Registration Statement, when declared effective (including the documents incorporated therein by reference), will comply as to form with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(ii)                                  At any time after the filing of a Form S-3, if the Company is no longer eligible to use Form S-3 (the “Determination Date”), within 10 days after such Determination Date, the Company shall (A) give written notice thereof to all of the Holders and (B) file a Registration Statement on an appropriate form (or a post-effective amendment converting the Form S-3 to an appropriate form) covering all of the Registrable Securities, and use reasonable best efforts to have such Registration Statement declared effective as promptly as practicable after the date the Form S-3 is no longer useable by the Holders to sell their Registrable Securities.

(b)                                 Suspension of Registration.  Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to (x) all Holders, delay the filing of the initial Shelf Registration Statement or (y) any Shelf Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Shelf Holder’s use of any Prospectus which is a part of the Shelf Registration Statement (in which event the Shelf Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement, but such Shelf Holder may settle any contracted sales of Registrable Securities) if the Company (i) is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) has experienced some other material non-public event, the disclosure of which at such time, in the good faith judgment of the Company, would be Adverse Disclosure; provided, however, in no event shall (A) such filing of the initial Shelf Registration Statement be delayed under clauses (i) or (ii) of this Section 2.01(b) for a period that exceeds 75 days or (B) such Shelf Holders be suspended under clauses (i) or (ii) of this Section 2.01(b) from selling Registrable Securities pursuant to the Shelf Registration Statement (y) more than two times during any 12-month period or (z) for a period exceeding 45 days in the aggregate in any 90 day period or 90 days in the aggregate during any 365 day period.  Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Shelf Holders whose Registrable Securities are included in the Shelf Registration Statement, promptly terminate any suspension of sales it has put into effect and take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.  In addition, to the extent that any time after the fifth anniversary of the date of this agreement (i) the Company is not eligible to use Form S-3 or any equivalent short form registration statement and (ii) Navy and its Affiliates hold less than 10% of the issued and outstanding Company Shares, the Shelf Period shall be suspended until such time as the Company is eligible to use Form S-3 or any equivalent short form registration statement at which time the Company shall file and cause to be declared effective a Shelf Registration Statement on Form S-3 for the registration of all Registrable Securities. In the event the Shelf Period is suspended as contemplated by the preceding sentence, the Company shall promptly use commercially reasonable efforts to become eligible to use Form S-3 as soon as practicable after such suspension.

(c)                                  Shelf Take-Downs.

(i)                                     An offering or sale of Registrable Securities pursuant to a Shelf Registration Statement by any Holder (each, a “Shelf Take-Down”) may, subject to Section 2.09, be initiated at any time on or after the Lock-up Period Expiration Date by Navy.  Navy shall not be required to permit the offer and sale of any securities by any Person (other than a Holder) in connection with any such Shelf Take-Down initiated by Navy.

(ii)                                  Subject to Section 2.09, if Navy elects by written request to the Company, a Shelf Take-Down by any Holder shall be in the form of an Underwritten Offering (an “Underwritten Shelf Take-Down Request”) and the Company shall amend or supplement the Shelf Registration Statement for such purpose as soon as practicable.  Navy shall have the right to select the Managing Underwriter to administer such offering; provided that such Managing Underwriter shall be reasonably acceptable to the Company.  If the plan of distribution for any Underwritten Shelf Take-Down Request includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters over a period expected to exceed 48 hours (a “Marketed Underwritten Shelf Take-Down”), promptly upon delivery of such Underwritten Shelf Take-Down Request (but in no event more than three Business Days thereafter), the Company shall deliver a written notice (a “Marketed Underwritten Shelf Take-Down Notice”) of such Marketed Underwritten Shelf Take-Down to all Holders (other than Navy), and, subject to Section 2.01(c)(i), the Company shall include in such Marketed Underwritten Shelf Take-Down all such Registrable Securities of such Holders that are registered on such Shelf Registration Statement for which the Company has received written requests, which requests must specify the aggregate amount of such Registrable Securities of such Holder to be offered and sold pursuant to such Marketed Underwritten Shelf Take-Down, for inclusion therein within three Business Days after the date that such Marketed Underwritten Shelf Take-Down Notice has been delivered.

SECTION 2.02                                      Piggyback Rights.

(a)                                 Participation.  If at any time during the Shelf Period, the Company proposes to file (i) a shelf registration statement other than the Shelf Registration Statement (in which event the Company covenants and agrees to include thereon a description of the transaction under which Navy acquired the Registrable Securities), (ii) a Prospectus supplement to an effective shelf registration statement, other than any Shelf Registration Statement contemplated by Section 2.01(a) of this Agreement, and Holders could be included without the filing of a post-effective amendment thereto (other than a post-effective amendment that is immediately effective), or (iii) a registration statement, other than a shelf registration statement, in the case of each of clause (i), (ii) or (iii), for the sale of Company Shares in an Underwritten Offering for its own account and/or another Person (a “Company Public Sale”), then, as soon as practicable, but not less than five Business Days prior to the filing of (A) any preliminary Prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (B) the Prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary Prospectus supplement is used) or (C) such Registration Statement or immediately effective post-effective amendment, as the case may be, the Company shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to the Holders (the “Piggyback Notice”) and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Covered Company Shares (the “Included Registrable Securities”) as each such Holder may request in writing within three Business Days of the issuance of the Piggyback Notice.  If the Company has been advised in writing (including but not limited to electronic communications) by the Managing Underwriter or Underwriters that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a significant adverse effect on the price, timing or distribution of the Company Shares in the Underwritten Offering or the market for the Company Shares, then the amount of Registrable Securities to be offered for the accounts of the Holders shall be determined based on the provisions of Section 2.02(b) of this Agreement.  The Piggyback Notice required to be provided in this Section 2.02(a) to the Holders shall be provided on a Business Day pursuant to Section 3.04 hereof. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering without prejudice to the right of Navy to immediately request an Underwritten Offering pursuant to Section 2.01(c), and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering.  Any Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering.  Each Holder’s rights under this Section 2.02(a) shall terminate when such Holder (together with any Affiliates of such Holder) first holds, directly or indirectly, less than $25 million in the aggregate of Registrable Securities, based on the volume weighted average closing price of Company Shares for the ten trading days immediately preceding the date on which the determination is made.

(b)                                 Priority of Rights.  If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Company Shares included in an Underwritten Offering involving

Included Registrable Securities advises the Company in writing (including but not limited to electronic communications) that the total amount of Registrable Securities that the Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the Company Shares offered or the market for the Company Shares, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, with such number to be allocated (A) in the case of a primary Registration on behalf of the Company: (i) first, to the Company, (ii) second, pro rata among all Holders and holders of any other securities of the Company having rights of Registration on parity with the Registrable Securities (“Parity Holders”) who have requested participation in such Underwritten Offering and (iii) third, other securities requested to be included in such Underwritten Offering, and (B) in the case of an underwritten secondary Registration on behalf of holders of the Company’s securities other than Registrable Securities (“Other Holders”): (i) first, the securities requested to be included therein by the Other Holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such Registration, pro rata among the Holders and any Parity Holders that are not Other Holders of any such Registrable Securities and (ii) third, other securities requested to be included in such Registration, including securities included on behalf of the Company. The pro rata allocations for each such Holder shall be the product of (A) the aggregate number of Registrable Securities proposed to be sold by all Holders and Parity Holders participating in the Underwritten Offering (for the avoidance of doubt, after giving effect to the allocation to the Company pursuant to clause (A)(i) above and the allocation to the Other Holders pursuant to clause (B)(i) above) multiplied by (B) the fraction derived by dividing (x) the number of Registrable Securities owned at such time by such Holder by (y) the aggregate number of Registrable Securities owned at such time by all Holders and Parity Holders participating in the Underwritten Offering.  All Participating Holders and Parity Holders shall have the opportunity to share pro rata that portion of such priority allocable to any Holder(s) or Parity Holders to the extent not so participating.

SECTION 2.03                                      Black-out Periods.

(a)                                 Black-out Periods for Holders.  In the event of any Company Public Sale of the Company’s equity securities in an Underwritten Offering, and without limiting the rights of the Holders set forth in Section 2.02, each of the Holders agrees, if requested by the Managing Underwriter or Underwriters in such Underwritten Offering, not to, subject to customary exceptions, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Company Shares (including Company Shares that may be deemed to be beneficially owned by the Holders in accordance with the rules and regulations of the SEC and Company Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Company Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Shares or other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing, in each case, during the period beginning seven days before and ending 45 days (or such other longer or shorter period as may be reasonably requested by the Company or the Managing Underwriter or

Underwriters, including to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after the date of the underwriting agreement entered into in connection with such Company Public Sale, to the extent timely notified in writing by the Company or the Managing Underwriter or Underwriters.  If requested by the Managing Underwriter or Underwriters of any such Company Public Sale, the Holders shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Company Shares (or other securities) subject to the foregoing restriction until the end of the period referenced above.

(b)                                 Black-out Period for the Company and Others.  In the case of an offering of Registrable Securities pursuant to Section 2.01 that is an Underwritten Offering, the Company and each of the Holders agree, if requested by Navy or the Managing Underwriter or Underwriters with respect to such Marketed Underwritten Offering, not to, subject to customary exceptions, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Company Shares (including Company Shares that may be deemed to be beneficially owned by the Holders in accordance with the rules and regulations of the SEC and Company Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Company Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Company Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Company Shares or other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing, in each case, during the period beginning seven days before, and ending 45 days (or such other longer or shorter period as may be reasonably requested by Navy or the Managing Underwriter or Underwriters, including to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in the FINRA rules or any successor provisions or amendments thereto) after the date of the underwriting agreement entered into in connection with such Underwritten Offering, to the extent timely notified in writing by Navy or the Managing Underwriter or Underwriters, as the case may be.  Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to a Registration on Form S-4 or S-8 or any successor form to such forms or as part of any Registration of securities for offering and sale to employees, directors or consultants of the Company and its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement.  The Company agrees to use commercially reasonable efforts to obtain from each holder of restricted securities of the Company, which securities are the same as or similar to the Registrable Securities being registered, or any restricted securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities during any such period referred to in this paragraph, except as part of any such Registration, if permitted.  Without limiting the foregoing, if after the date hereof the Company grants any Person (other than a Holder) any rights to demand or participate in a Registration, the Company agrees that the agreement with respect thereto shall include such Person’s agreement to comply with any black-out period required by this Section as if it were a Holder hereunder.  If requested by the Managing Underwriter or Underwriters of any such Underwritten Offering, the Holders shall execute a separate agreement to the foregoing effect.  The Company may impose stop-transfer instructions with respect to the Company Shares (or other securities) subject to the foregoing restriction until the end of the period referenced above.

SECTION 2.04                                      Registration Procedures.

(a)                                 In connection with the Company’s Registration obligations under Section 2.01, and subject to the applicable terms and conditions set forth therein, the Company shall its use reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

(i)                                     prepare the required Registration Statement, including all exhibits and financial statements required under the Securities Act to be filed therewith, and, before filing a Registration Statement, Prospectus or any Issuer Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the underwriters, if any, Navy and the other Holders of the Registrable Securities covered by such Registration Statement, copies of all such documents, which documents shall be subject to the review of such underwriters, Navy and the other Holders and their respective counsel, (y) make such changes in such documents concerning Navy and the other Holders prior to the filing thereof as Navy and the other Holders, or their respective counsel, may reasonably request and (z) not file any Registration Statement or Prospectus or amendments or supplements thereto to or use any Issuer Free Writing Prospectus to which Navy or the underwriters, if any, shall reasonably object;

(ii)                                  prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Issuer Free Writing Prospectus as may be (x) reasonably requested by Navy, (y) reasonably requested by any other Participating Holder (to the extent such request relates to information relating to such Holder), or (z) necessary to keep such Registration Statement effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(iii)                               notify the Participating Holders and the Managing Underwriter or Underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is delivered by the Company (A) when the applicable Registration Statement or any supplement or amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Issuer Free Writing Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by or correspondence from the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information (whether before or after the effective date of the Registration Statement), (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final

Prospectus or any Issuer Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of the Company in any applicable underwriting agreement cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (F) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(iv)                              promptly notify each Participating Holder and the Managing Underwriter or Underwriters, if any, when the Company becomes aware of the occurrence of any event as a result of which the applicable Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary to amend or supplement such Registration Statement, Prospectus or Issuer Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Participating Holders and the Managing Underwriter or Underwriters, if any, an amendment or supplement to such Registration Statement, Prospectus or Issuer Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance;

(v)                                 use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final Prospectus or any Issuer Free Writing Prospectus;

(vi)                              promptly incorporate in a Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such reasonable information as the Managing Underwriter or Underwriters and Navy agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(vii)                           furnish to each Participating Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(viii)                        deliver to each Participating Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Issuer Free Writing Prospectus and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto by each Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder or underwriter;

(ix)                              use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

(x)                                 on or prior to the date on which the applicable Registration Statement is declared effective, use commercially reasonable efforts to register or qualify, and cooperate with the Participating Holders, the Managing Underwriter or Underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or Managing Underwriter or Underwriters, if any, or their respective counsel, reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 2.01(a), whichever is applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi)                              cooperate with the Participating Holders and the Managing Underwriter or Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the Managing Underwriter or Underwriters, if any, may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

(xii)                           make such representations and warranties to the Participating Holders, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(xiii)                        unless agreed to in writing by each Holder, on or after the date of this Agreement, not enter into any agreement which (a) is inconsistent with, or adversely affects, the rights granted to the Holders with respect to Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof in any material respect or (b) other than as set forth in this Agreement, would allow any holder of Company Shares to include Company Shares in any Registration Statement filed by the Company on a basis that is superior or more favorable in any material respect to the rights granted to the Holders hereunder;

(xiv)                       enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as Navy or the Managing

Underwriter or Underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

(xv)                          obtain for delivery to the underwriter or underwriters, if any, an opinion or opinions from counsel for the Company dated, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such underwriters and their respective counsel;

(xvi)                       in the case of an Underwritten Offering, obtain for delivery to the Company and the Managing Underwriter or Underwriters, with copies to the Participating Holders, a comfort letter from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants or independent auditors of any Subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as the Managing Underwriter or Underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(xvii)                    cooperate with each Participating Holder and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xviii)                 use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(xix)                       provide and cause to be maintained a transfer agent and registrar for all Registrable Securities;

(xx)                          not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and, if requested, provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depositary Trust Company;

(xxi)                       use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which the Company Shares are then listed or quoted and on each inter-dealer quotation system on which any of the Company’s equity securities are then quoted;

(xxii)                    make available upon reasonable notice at reasonable times and for reasonable periods for inspection by Navy, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant, professional advisor or other agent retained by Navy or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility;

(xxiii)                 in the case of an Underwritten Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the Managing Underwriter or Underwriters, if any, in any such Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxiv)                take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xxv)                   take all commercially reasonable action to ensure that any Issuer Free Writing Prospectus utilized in connection with any Registration covered by Section 2.01 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xxvi)                take all reasonable actions to ensure that the information available to investors at the time of pricing includes all information required by applicable law (including the information required by Sections 12(a)(2) and 17(a)(2) of the Securities Act); and

(xxvii)             take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms hereof.

(b)                                 When the Company files a Shelf Registration Statement, the Company agrees that it shall include in such Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(c)                                  The Company may require each Participating Holder to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing.  Each Participating Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d)                                 Each Participating Holder agrees that, upon delivery of any notice by the Company of the occurrence of any event of the kind described in Section 2.04(a)(iii)(C), (D), or (E) or Section 2.04(a)(iv), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until (i) such Holder’s receipt of the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.04(a)(iv), (ii) such Holder is advised in writing by the Company that the use of the

Prospectus or Issuer Free Writing Prospectus, as the case may be, may be resumed, (iii) such Holder is advised in writing by the Company of the termination, expiration or cessation of such order or suspension referenced in Section 2.04(a)(iii)(C) or (E) or (iv) such Holder is advised in writing by the Company that the representations and warranties of the Company in such applicable underwriting agreement are true and correct in all material respects.  If so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus or any Issuer Free Writing Prospectus covering such Registrable Securities current at the time of delivery of such notice.  In the event the Company shall give any such notice, the Shelf Period shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus or Issuer Free Writing Prospectus contemplated by Section 2.04(a)(iv) or is advised in writing by the Company that the use of the Prospectus or Issuer Free Writing Prospectus may be resumed.

(e)                                  To the extent that Navy or any of its Affiliates is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or otherwise, the Company agrees that (1) the indemnification and contribution provisions contained in this Agreement shall be applicable to the benefit of Navy or its Affiliates in its role as deemed underwriter in addition to their capacity as Holder and (2) Navy and its Affiliates shall be entitled to conduct such activities which it would normally conduct in connection with satisfying its “due diligence” defense as an underwriter in connection with an offering of securities registered under the Securities Act, including conducting due diligence and the receipt of customary opinions and comfort letters.

SECTION 2.05                                      Underwritten Offerings.  In the event that, in accordance with Section 2.01(c), the Registrable Securities are to be sold under the Shelf Registration Statement pursuant to an Underwritten Offering, the Company will take all reasonable actions requested by the Managing Underwriter or Underwriters in order to expedite or facilitate the sale of the Registrable Securities, including entering into an underwriting agreement with the Managing Underwriter or Underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, Navy and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, among other provisions, indemnities to the effect and to the extent provided in Section 2.07.  No Shelf Holder may participate in such Underwritten Offering unless such Shelf Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement.  Each Shelf Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters also be made to and for such Shelf Holder’s benefit and that any or all of the conditions precedent to the obligations of the underwriters under such underwriting agreement also be conditions precedent to its obligations.  No Shelf Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Shelf Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representations required by law.  If any Shelf Holder disapproves of the terms of an underwriting, such Shelf Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such notice of withdrawal must be made at a time before the time of pricing of such offering (which shall be deemed to occur upon the execution of the purchase or underwriting agreement) in order to be effective.  No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.

SECTION 2.06                                      Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA and if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 2720 of the National Association of Securities Dealers, Inc. (or any successor provision), and of its counsel, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees and disbursements of counsel for the underwriters in connection with “Blue Sky” qualifications of the Registrable Securities), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Issuer Free Writing Prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all applicable rating agency fees with respect to the Registrable Securities, (viii) any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, (ix) all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration, (x) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (xi) all expenses related to the “road show” for any Underwritten Offering, including all travel, meals and lodging and (xii) any other fees and disbursements customarily paid by the issuers of securities.  All such expenses are referred to herein as “Registration Expenses.”  The Company shall not be required to pay any underwriting discounts and commissions and transfer taxes, if any, solely attributable to the sale of Registrable Securities by a Holder pursuant to a Registration Statement.

SECTION 2.07                                      Indemnification.

(a)                                 Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, each of its direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners, members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, shareholders, advisors, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several

(including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein), any Issuer Free Writing Prospectus or amendment or supplement thereto, or any other disclosure document produced by or on behalf of the Company or any of its Subsidiaries, including reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, (iii) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries in connection with any such Registration, qualification, compliance or sale of Registrable Securities, (iv) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter being attributed to the Company) will undertake such Registration or qualification on behalf of the Holders of such Registrable Securities (provided that in such instance the Company shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) or (v) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto, whether such Registration Statement, Prospectus, preliminary Prospectus, Issuer Free Writing Prospectus or other document is issued pursuant to this Agreement or otherwise, and the Company will reimburse, on demand, each such Holder and each of its direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners, members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, shareholders, advisors, trustees or agents and controlling Persons and each of their respective Representatives, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Company shall not be liable to any particular indemnified party to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or other document in reliance upon and in conformity with written information furnished to the Company by such indemnified party expressly for use in the preparation thereof that has not been corrected in a subsequent writing prior to the sale of the Registrable Securities to the Person asserting the claim or (B) an untrue statement or omission in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least five days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person.  This indemnity shall be in addition to any liability the Company may otherwise have.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the transfer of such securities by such Holder.  The Company shall also indemnify underwriters (including Persons (including the Holders) deemed to be underwriters by the SEC), selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the indemnified parties.

(b)                                 Indemnification by the Participating Holders.  Each Participating Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Affiliates, its employees, directors, officers, shareholders and agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act), and each other Holder, each of such other Holder’s respective direct or indirect partners, members or shareholders and each of such partner’s, member’s or shareholder’s partners, members or shareholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective Representatives from and against any Losses resulting from (i) any untrue statement of a material fact in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary Prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein) or any Issuer Free Writing Prospectus or amendment or supplement thereto, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that (x) such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities to the Person asserting the claim, and (y) such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, Prospectus, offering circular, Issuer Free Writing Prospectus or other document, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein.  In no event shall the liability of such Holder hereunder be greater in amount than the dollar amount of the net proceeds (less underwriting discounts and commissions) received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation.  The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above (with appropriate modification) with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus, Issuer Free Writing Prospectus or Registration Statement.

(c)                                  Conduct of Indemnification Proceedings.  Any Person entitled to indemnification under this Section 2.07 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).  If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action, consent to entry of any judgment or enter into any settlement, in each case without the prior written consent of the indemnified party, unless the entry of such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided that any sums payable in connection with such settlement are paid in full by the indemnifying party.  If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld.  It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 2.07(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties, or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)                                 Contribution.  If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 2.07 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  In connection with any Registration Statement filed with the SEC by the Company, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.07(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.07(d).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by an indemnified party as a result of the Losses referred to in Sections 2.07(a) and 2.07(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.07(d), in connection with any Registration Statement filed by the Company, a Participating Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (less underwriting discounts and commissions) received by such Holder under the sale of Registrable Securities giving rise to such contribution obligation less any amount paid by such Holders pursuant to Section 2.07(b).  If indemnification is available under this Section 2.07, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 2.07(a) and 2.07(b) hereof without regard to the provisions of this Section 2.07(d).

(e)                                  No Exclusivity.  The remedies provided for in this Section 2.07 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.

(f)                                   Survival.  The indemnities provided in this Section 2.07 shall survive the transfer of any Registrable Securities by such Holder.

SECTION 2.08                                      Rules 144 and 144A and Regulation S; Form S-3.  The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as: (x) Navy may reasonably request, to enable the Holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC; or (y) is necessary to qualify the Company to file registration statements on Form S-3.

SECTION 2.09                                      Limitation on Registrations and Underwritten Offerings.

(a)                                 Notwithstanding the rights and obligations set forth in Section 2.01, in no event shall the Company be obligated to take any action to effect any Marketed Underwritten Shelf Take-Down at the request of Navy (and its Affiliates and Permitted Assignees) after the Company has effected five Marketed Underwritten Shelf Take-Downs at the request of Navy and its Affiliates and Permitted Assignees.

(b)                                 Notwithstanding the rights and obligations set forth in Section 2.01, in no event shall the Company be obligated to take any action to (i) effect more than one Marketed Underwritten Offering in any consecutive 180-day period or (ii) effect any Underwritten

Offering unless Navy proposes to sell Registrable Securities in such Underwritten Offering having a reasonably anticipated net aggregate price (after deduction of underwriter commissions and offering expenses) of at least $75,000,000 or 100% of the Registrable Securities then held by Navy (if the value of such Registrable Securities is reasonably anticipated to have a net aggregate price of less than $75,000,000).

SECTION 2.10                                      Section 16 Matters.  The Company and Navy hereby agree to take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of Company Shares by the Holders in connection with the transactions contemplated by the Merger Agreement, this Agreement or the Separation Agreement, by each Holder who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company (with the authorizing resolutions specifying the name of each such Holder whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such person pursuant to the Merger Agreement, this Agreement or the Separation Agreement).

ARTICLE III.

MISCELLANEOUS

SECTION 3.01                                      Termination.

(a)                                 This Agreement shall terminate with respect to any Holder at such time as such Holder (or its Permitted Assignees) does not beneficially own any Registrable Securities.  Notwithstanding the foregoing, the provisions of Sections 2.06, 2.07, 2.08 and 2.10 and all of this Article III shall survive any such termination.  Upon the written request of the Company, each Holder agrees to promptly deliver a certificate to the Company setting forth the number of Registrable Securities then beneficially owned by such Holder.

(b)                                 This Agreement shall terminate if both the Effective Time (as defined in the Merger Agreement) has not occurred and the Merger Agreement is terminated in accordance with its terms.

SECTION 3.02                                      Injunctive Relief.  It is hereby agreed and acknowledged that it will be impossible to measure in money the damage that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law.  Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

SECTION 3.03                                      Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

SECTION 3.04                                      Notices.  In the event a notice or other document is required to be sent hereunder to the Company or any Holder, such notice or other document shall be in writing and shall be considered given and received, in all respects when personally delivered, or when sent by express or courier service or United States registered or certified mail, return receipt requested and postage and other fees prepaid, or by electronic mail, on the day such notice or document is personally delivered or delivered by electronic mail or on the third Business Day following the day on which such notice or other document is delivered to any such commercial delivery service as aforesaid.  Any notice and document shall be addressed to the party entitled to receive such notice or other document (a) in the case of the Company or Navy, at such Person’s address shown below and (b) in the case of any other party hereto, at such party’s address shown on the signature pages hereto, or in each case at such other address as any such party shall request in a written notice sent to the Company.  Any party hereto or its legal representatives may effect a change of address for purposes of this Agreement by giving written notice of such change to the Company, and the Company shall, upon the request of any party hereto, notify such party of such change in the manner provided herein.  Until such notice of change of address is properly given, the addresses set forth herein shall be effective for all purposes.

To the Company prior to the Effective Time:

Nabors Red Lion Limited

Crown House

Second Floor

4 Par-la-Ville Road

Hamilton, HM 08

Bermuda

Attention:                         Corporate Secretary

With a copy (which shall not constitute notice) to:

Nabors Corporate Services, Inc.

515 West Greens Road, Suite 1200

Houston, Texas 66057

Telephone:                     (281) 775-8166
Email:                                              laura.doerre@nabors.com
Attention:                         General Counsel

With a copy (which shall not constitute notice) to:

Milbank, Tweed, Hadley & McCloy LLP

One Chase Manhattan Plaza

New York, New York 10005
Telephone:                     (212) 530-5301
Email:                                              bnadritch@milbank.com
Attention:                         Brett Nadritch

To the Company following the Effective Time:

C&J Energy Services Ltd.

Canon’s Court

22 Victoria Street

Hamilton HM12

Bermuda

Attention:  Corporate Secretary

With a copy (which shall not constitute notice) to:

C&J Energy Services Ltd.
3990 Rogerdale Rd.
Houston, Texas 77042

Telephone:                     (713) 325-6000
Email:                                              tmoore@cjenergy.com
Attention:                         Theodore Moore

With a copy (which shall not constitute notice) to:

Vinson & Elkins LLP
1001 Fannin, Suite 2500
Houston, Texas 77007
Telephone:                     (713) 758-4458
Email:                                              sgill@velaw.com
Attention:                           Stephen M. Gill

To Navy:

Nabors Industries Ltd.

Crown House

Second Floor

4 Par-la-Ville Road

Hamilton, HM 08

Bermuda

Attention:                         Corporate Secretary

With a copy (which shall not constitute notice) to:

Nabors Corporate Services, Inc.

515 West Greens Road, Suite 1200

Houston, Texas 66057

Telephone:                     (281) 775-8166
Email:                                              laura.doerre@nabors.com
Attention:                         General Counsel

With a copy (which shall not constitute notice) to:

Milbank, Tweed, Hadley & McCloy LLP

One Chase Manhattan Plaza

New York, New York 10005
Telephone:                     (212) 530-5301
Email:                                              bnadritch@milbank.com
Attention:                         Brett Nadritch

SECTION 3.05                                      Amendment.  The terms and provisions of this Agreement may only be amended, modified or waived at any time and from time to time by an agreement in writing executed by the Company and Navy.

SECTION 3.06                                      Successors, Assigns and Transferees.  Each Holder may assign all or a portion of its rights hereunder to any Affiliate of such Person (each such Person, a “Permitted Assignee”); provided that such transferee shall only be admitted as a party hereunder upon its, his or her execution and delivery of a joinder agreement, in form and substance acceptable to Navy and the Company, agreeing to be bound by the terms and conditions of this Agreement as if such Person were a party hereto (together with any other documents Navy or the Company determine are necessary to make such Person a party hereto), whereupon such Person will be treated as a Holder for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as the transferring Holder with respect to the transferred Registrable Securities.  Any purported assignment in violation of this Section 3.06 will be void.

SECTION 3.07                                      Binding Effect.  Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

SECTION 3.08                                      Third Party Beneficiaries.  Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person not a party hereto (other than those Persons entitled to indemnity or contribution under Section 2.07, each of whom shall be a third party beneficiary thereof) any right, remedy or claim under or by virtue of this Agreement.

SECTION 3.09                                      Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.  ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN

DISTRICT OF NEW YORK AND THE STATE COURTS SITTING IN THE STATE OF NEW YORK, COUNTY OF NEW YORK.  THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH ACTION.

SECTION 3.10                                      Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10.

SECTION 3.11                                      Severability.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.12                                      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.  Facsimile signatures will, for all purposes, be treated as originals.

SECTION 3.13                                      Headings.  The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 3.14                                      Joinder.  Any Person that holds Covered Company Shares may, with the prior written consent of Navy and the Company, be admitted as a party to this Agreement upon its execution and delivery of a joinder agreement, in form and substance acceptable to Navy and the Company, agreeing to be bound by the terms and conditions of this Agreement as if such Person were a party hereto (together with any other documents Navy determines are necessary to make such Person a party hereto), whereupon such Person will be treated as a Holder for all purposes of this Agreement; provided that if such Person is a Permitted Assignee of a Holder, neither the consent of Navy nor the Company shall be required to permit such Person to execute and deliver such joinder agreement.

SECTION 3.15                                      Existing Registration Statements.  Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided, that such previously filed registration statement may be amended to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement.  To the extent this Agreement refers to the filing or effectiveness of other registration statements by or at a specified time and the Company has, in lieu of then filing such registration statements or having such registration statements become effective, designated a previously filed or effective registration statement as the relevant registration statement for such purposes in accordance with the preceding sentence, such references shall be construed to refer to such designated registration statement.

SECTION 3.16                                      Other Activities.  Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit a Holder or any of its Affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

SECTION 3.17                                      Time of the Essence.  The parties agree that time shall be of the essence in the performance of this Agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY

NABORS RED LION LIMITED

By:	/s/ Mark D. Andrews

Name: Mark D. Andrews
Title: Director

[Signature Page to Registration Rights Agreement]

NAVY

NABORS INDUSTRIES LTD.

By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary

[Signature Page to Registration Rights Agreement]